Exhibit 99.1

Kroger Announces Results of Early Participation in Exchange Offers and Consent Solicitations for Albertsons Companies, Inc. Notes and Certain Amendments to the Exchange Offers and Consent Solicitations

CINCINNATI, August 29, 2024 – The Kroger Co. (NYSE:KR) (the “Company” or “Kroger”) announced today that it has received the requisite number of consents to adopt certain proposed amendments (the “Proposed Amendments”) with respect to certain series of the outstanding notes (the “ACI Notes”) of Albertsons Companies, Inc. (NYSE:ACI) (“ACI”), New Albertsons, L.P. (“NALP”), Safeway Inc. (“Safeway”), Albertson’s LLC (“Albertsons”), Albertsons Safeway LLC (“ASL”) and American Stores Company, LLC (“ASC”), as applicable. The results are based on early tenders in the (i) offers to exchange (collectively, the “Exchange Offers”) any and all outstanding ACI Notes for up to $7,441,608,000 aggregate principal amount of new notes to be issued by the Company (the “Kroger Notes”) and cash and (ii) the related solicitations of consents (collectively, the “Consent Solicitations”) to adopt the Proposed Amendments to the indentures (collectively, the “ACI Indentures”) governing the ACI Notes, commenced by the Company on August 15, 2024, which was made to certain eligible holders (“Eligible Holders”) of ACI Notes.

As of 5:00 p.m., New York City Time on August 28, 2024 (the “Early Participation Date”), $6,819,427,000 aggregate principal amount of ACI Notes have been validly tendered and not withdrawn, representing approximately 91.64% of the total aggregate ACI Notes outstanding.

As of the Early Participation Date, the Company has received the requisite consents for each series of ACI Notes set forth in the table below (collectively, the “Consented Series”). Any series of ACI Notes for which the requisite consents have not yet been received are referred to collectively as the “Unconsented Series.”

				ACI Notes Tendered at the Early Participation Date
Title of Series of ACI Notes	Issuer(s)	CUSIP/ISIN No.	Principal Amount Outstanding	Principal Amount	Percent of Principal Amount Outstanding Tendered
3.250% Senior Notes due 2026	ACI, NALP, Safeway and Albertsons	144A: 013092 AF8 / US013092AF88 Reg S: U0125L AG5 / USU0125LAG50	$750,000,000	$711,722,000	94.90%
7.500% Senior Notes due 2026	ACI, NALP, Safeway and Albertsons	144A: 013092 AA9 / US013092AA91 Reg S: U0125L AA8 / USU0125LAA80	$600,000,000	$584,411,000	97.40%
4.625% Senior Notes due 2027	ACI, NALP, Safeway and Albertsons	144A: 013092 AC5 / US013092AC57 Reg S: U0125L AC4 / USU0125LAC47 JAN: U0125LAF7 / USU0125LAF77	$1,350,000,000	$1,313,211,000	97.27%

				ACI Notes Tendered at the Early Participation Date
Title of Series of ACI Notes	Issuer(s)	CUSIP/ISIN No.	Principal Amount Outstanding	Principal Amount	Percent of Principal Amount Outstanding Tendered
5.875% Senior Notes due 2028	ACI, NALP, Safeway and Albertsons	144A: 013092 AB7 / US013092AB74 Reg S: U0125L AB6 / USU0125LAB63	$750,000,000	$728,404,000	97.12%
6.500% Senior Notes due 2028	ACI, NALP, Safeway, Albertsons and ASL	144A: 01309Q AA6 / US01309QAA67 Reg S: U0126B AA9 / USU0126BAA99	$750,000,000	$732,093,000	97.61%
3.500% Senior Notes due 2029	ACI, NALP, Safeway and Albertsons	144A: 013092 AG6 / US013092AG61 Reg S: U0125L AH3 / USU0125LAH34 DEC: U0125LAJ9 / USU0125LAJ99	$1,350,000,000	$1,323,863,000	98.06%
4.875% Senior Notes due 2030	ACI, NALP, Safeway and Albertsons	144A: 013092 AE1 / US013092AE14 Reg S: U0125L AE0 / USU0125LAE03	$1,000,000,000	$972,591,000	97.26%
7.100% Medium-Term Notes, Series B, due 2028	ASC	03009MBB1 / US03009MBB19	$756,000	$585,000	77.38%
6.570% Medium-Term Notes, Series C due 2028	NALP	01310QCW3 / US01310QCW33	$24,278,000	$20,671,000	85.14%
8.700% Senior Debentures due 2030	NALP	013104AH7 / US013104AH74	$135,098,000	$109,342,000	80.94%
8.000% Senior Debentures due 2031	NALP	013104AL8 / US013104AL86	$108,879,000	$82,659,000	75.92%

The applicable obligors have executed a supplemental indenture with respect to each of the Consented Series implementing the Proposed Amendments. The supplemental indentures implementing the Proposed Amendments will be effective upon execution, but will only become operative upon the settlement of the Exchange Offers on the Settlement Date (as defined below), which is expected to be promptly after the Expiration Date (as defined below).

Amendments and Waivers to the Exchange Offers and Consent Solicitations

The Company announced today that it is waiving the condition to the Exchange Offers that it shall have received the requisite consents with respect to each series of ACI Notes for the Proposed Amendments, and subject to the terms and conditions of the Exchange Offers and Consent Solicitations, plans to accept all ACI Notes validly tendered and not validly withdrawn at or prior to the Expiration Date, which includes ACI Notes of both the Consented Series and Unconsented Series.

The Company also announced amendments to the Exchange Offers to amend the consideration payable in respect of the Exchange Offers, such that for each $1,000 principal amount of ACI Notes validly tendered and not validly withdrawn prior to the Expiration Date, Eligible Holders of ACI Notes will be eligible to receive $1,000 principal amount of the applicable series of Kroger Notes (the “Amended Exchange Consideration”). Eligible Holders will not need to provide a VOI number with their tender of ACI Notes in order to receive the Amended Exchange Consideration for their ACI Notes, and, unless the Exchange Offers are further amended, in no event will any holder of ACI Notes receive more than $1,000 aggregate principal amount of Kroger Notes for each $1,000 aggregate principal amount of ACI Notes accepted for exchange. As a result of the amendments described above, the Consent Payment (as defined below) and the Amended Exchange Consideration are the only consideration payable by Kroger in the Exchange Offers and Consent Solicitations.

The consent revocation deadline for each of the Consent Solicitations occurred at the earlier of (i) the Early Participation Date and (ii) the date the applicable supplemental indenture implementing the Proposed Amendments was executed. As a result, after the Early Participation Date, tendered ACI Notes may be withdrawn, however, a valid withdrawal of tendered ACI Notes will not be deemed a revocation of the related consents and such consents will continue to be deemed delivered. Further, ACI Notes of the Unconsented Series that are first validly tendered after the Early Participation Date (subject to the extension of the Consent Solicitations, as further described below) may be withdrawn thereafter, however, a valid withdrawal of such ACI Notes of the Unconsented Series will not be deemed a revocation of the related consents and such consents will continue to be deemed delivered.

An Eligible Holder that validly tendered ACI Notes and delivered (and did not validly revoke) a consent prior to the Early Participation Date will continue to be eligible to receive a consent payment of $1.00 in cash (the “Consent Payment”) on the Settlement Date for each $1,000 principal amount of such ACI Notes, even if such holder withdraws its tender of such ACI Notes after the Early Participation Date or is no longer the beneficial owner of such ACI Notes at the Expiration Date.

The Company also announced an amendment to the Consent Solicitations for the Unconsented Series, which will now expire as of the Expiration Date instead of the Early Participation Date. An Eligible Holder that validly tenders ACI Notes of the Unconsented Series after the Early Participation Date will be deemed to have validly delivered the related consents for the Proposed Amendments, but will not receive the Consent Payment with respect to such ACI Notes. If the requisite consents are received with respect to a series of ACI Notes following the Early Participation Date, the Company will direct the applicable ACI obligor to execute a supplemental indenture to effect the Proposed Amendments. For the avoidance of doubt, the Company is no longer soliciting consents for the Consented Series and the Consent Solicitations with respect to the Consented Series have expired.

The Exchange Offers and Consent Solicitations are being made pursuant to the terms and subject to the conditions set forth in the confidential offering memorandum and consent solicitation statement dated August 15, 2024 (the “Offering Memorandum”), including the closing of the merger of a wholly owned direct subsidiary of the Company with and into ACI, with ACI surviving the merger as a direct, wholly owned subsidiary of the Company (the “Merger”). Except as described in this press release, the terms and conditions of the Exchange Offers and Consent Solicitations, as set forth in the Offering Memorandum, remain unchanged. Kroger generally may waive any such condition at any time with respect to an Exchange Offer or Consent Solicitation, but may not waive the condition that the Merger shall have been consummated. Any waiver of a condition by Kroger with respect to an Exchange Offer will automatically waive such condition with respect to the corresponding Consent Solicitation, as applicable. In addition, Kroger may amend the terms of any Exchange Offer or Consent Solicitation without amending the terms of any other Exchange Offer or Consent Solicitation, respectively. Any amendment of the terms of an Exchange Offer by Kroger will automatically amend such terms with respect to the corresponding Consent Solicitation, as applicable. The closing of the Merger is not conditioned upon the completion of the Exchange Offers or Consent Solicitations.

Each Exchange Offer will expire at 5:00 p.m., New York City time, on September 13, 2024, unless extended or earlier terminated (such date and time with respect to an Exchange Offer, as may be extended for such Exchange Offer, the “Expiration Date”). The settlement date (the “Settlement Date”) for the Exchange Offers will be promptly after the Expiration Date and is expected to occur on or promptly after the closing date of the Merger.

Documents relating to the Exchange Offers and Consent Solicitations will only be distributed to eligible holders of ACI Notes who complete and return an eligibility certificate confirming that they are either a “qualified institutional buyer” under Rule 144A or not a “U.S. person” and outside the United States under Regulation S for purposes of applicable securities laws. The complete terms and conditions of the Exchange Offers and Consent Solicitations are described in the Offering Memorandum, copies of which may be obtained by contacting, the exchange agent and information agent in connection with the Exchange Offers and Consent Solicitations, at (855) 654-2015 (toll-free) or (212) 430-3774 (banks and brokers), or by email at contact@gbsc-usa.com. The eligibility certificate is available electronically at: https://gbsc-usa.com/eligibility/kroger and is also available by contacting Global Bondholder Services Corporation.

This press release does not constitute an offer to sell or purchase, or a solicitation of an offer to sell or purchase, or the solicitation of tenders or consents with respect to, any security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation or sale would be unlawful. The Exchange Offers and Consent Solicitations are being made solely pursuant to the Offering Memorandum and only to such persons and in such jurisdictions as are permitted under applicable law.

The Kroger Notes offered in the Exchange Offers have not been registered under the Securities Act of 1933, as amended, or any state securities laws. Therefore, the Kroger Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws.

About Kroger

At The Kroger Co. (NYSE:KR), we are dedicated to our Purpose: to Feed the Human Spirit™. We are, across our family of companies nearly 420,000 associates who serve over eleven million customers daily through a seamless digital shopping experience and retail food stores under a variety of banner names, serving America through food inspiration and uplift, and creating #ZeroHungerZeroWaste communities.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 21E of the Securities and Exchange Act of 1934, as amended. These statements are based on Kroger’s assumptions and beliefs in light of the information currently available to the Company. These statements are subject to a number of known and unknown risks, uncertainties and other important factors, including the risks and other factors discussed in the “Risk Factors” section of the Offering Memorandum, that could cause actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward looking statements. Such statements are indicated by words or phrases such as “achieve,” “affect,” “anticipate,” “assumptions,” “believe,” “committed,” “continue,” “could,” “deliver,” “effect,” “enable,” “estimate,” “expects,” “future,” “goal,” “growth,” “guidance,” “intended,” “likely,” “maintain,” “may,” “model,” “plan,” “position,” “program,” “result,” “strategy,” “strong,” “trend,” “will” and “would,” and variations of such words and similar phrases. Forward-looking statements are subject to inherent risks and uncertainties. Various uncertainties and other factors could cause actual results to differ materially from those contained in the forward-looking statements. These include:

•	the extent to which Kroger’s sources of liquidity are sufficient to meet its requirements may be affected by the state of the financial markets and the effect that such condition has on its ability to issue commercial paper at acceptable rates. Kroger’s ability to borrow under its committed lines of credit, including its bank credit facilities, could be impaired if one or more of Kroger’s lenders under those lines is unwilling or unable to honor its contractual obligation to lend to Kroger, or in the event that global pandemics, natural disasters or weather conditions interfere with the ability of Kroger lenders to lend to Kroger. Kroger’s ability to refinance maturing debt may be affected by the state of the financial markets;

•	Kroger’s ability to achieve sales, earnings, incremental FIFO operating profit, and adjusted free cash flow goals, which may be affected by: its proposed transaction with ACI including, among other things, Kroger’s ability to consummate the proposed transaction and related divestiture plan, including on the terms of the Merger Agreement and divestiture plan, on the anticipated timeline, with the required regulatory approvals, and/or resolution of pending litigation challenging the Merger; labor negotiations; potential work stoppages; changes in the unemployment rate; pressures in the labor market; changes in government-funded benefit programs; changes in the types and numbers of businesses that compete with us; pricing and promotional activities of existing and new competitors, and the aggressiveness of that competition; Kroger’s response to these actions; the state of the economy, including interest rates, the inflationary, disinflationary and/or deflationary trends and such trends in certain commodities, products and/or operating costs; the geopolitical environment including wars and conflicts; unstable political situations and social unrest; changes in tariffs; the effect that fuel costs have on consumer spending; volatility of fuel margins; manufacturing commodity costs; supply constraints; diesel fuel costs related to Kroger’s logistics operations; trends in consumer spending; the extent to which Kroger’s customers exercise caution in their purchasing in response to economic conditions; the uncertainty of economic growth or recession; stock repurchases; changes in the regulatory environment in which Kroger operates; Kroger’s ability to retain pharmacy sales from third party payors; consolidation in the healthcare industry, including pharmacy benefit managers; Kroger’s ability to negotiate modifications to multi-employer pension plans; natural disasters or adverse weather conditions; the effect of public health crises or other significant catastrophic events; the potential costs and risks associated with potential cyber-attacks or data security breaches; the success of Kroger’s future growth plans; the ability to execute Kroger’s growth strategy and value creation model, including continued cost savings, growth of Kroger’s alternative profit businesses, and Kroger’s ability to better serve its customers and to generate customer loyalty and sustainable growth through its strategic pillars of Fresh, Our Brands, Data & Personalization, and Seamless; the successful integration of merged companies and new partnerships; Kroger’s ability to maintain an investment grade credit rating; and the risks relating to or arising from its proposed nationwide opioid litigation settlement, including our ability to finalize and effectuate the settlement, the scope and coverage of the ultimate settlement and the expected financial or other impacts that could result from the settlement;

•	Kroger’s ability to achieve these goals may also be affected by its ability to manage the factors identified above. Kroger’s ability to execute its financial strategy may be affected by its ability to generate cash flow;

•	Kroger’s effective tax rate may differ from the expected rate due to changes in tax laws, the status of pending items with various taxing authorities, and the deductibility of certain expenses; and

•	the outcome of the Exchange Offers and Consent Solicitations.

The Company cannot fully foresee the effects of changes in economic conditions on Kroger’s business. Other factors and assumptions not identified above, including those discussed in the “Risk Factors” section of the Offering Memorandum, the “Risk Factors” section in Kroger’s most recently filed Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and in any subsequent documents that Kroger files with the U.S. Securities and Exchange Commission, could also cause actual results to differ materially from those set forth in the forward-looking information. Accordingly, actual events and results may vary significantly from those included in, contemplated or implied by forward-looking statements made by Kroger or Kroger’s representatives. The Company undertakes no obligation to update the forward-looking information contained in this press release.

Media Contacts

Kroger

Erin Rolfes

Director, Corporate Communications & Media Relations

erin.rolfes@kroger.com

Investor Contacts

Kroger

Rob Quast

Senior Director of Investor Relations

investorrelations@kroger.com